UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue

Suite 1250

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Bison Midstream Contribution Agreement

On June 4, 2013, Summit Midstream Partners, LP (“SMLP”) entered into a Contribution Agreement (the “Contribution Agreement”) with Bison Midstream, LLC (“Bison Midstream”) and Summit Midstream Partners Holdings, LLC (the “Partners Holdings”), a wholly owned direct subsidiary of Summit Midstream Partners, LLC (“Summit Investments”), pursuant to which SMLP acquired all of the issued and outstanding membership interests of Bison Midstream for a total purchase price of $250 million, subject to customary working capital adjustments (the “Bison Acquisition”). Bison Midstream was formed by Partners Holdings to hold certain associated natural gas gathering assets that serve exploration and production customers in the Bakken Shale Play in Mountrail and Burke counties in North Dakota (the “Bison Midstream system”).

The Contribution Agreement generally contains customary representations, warranties and covenants of SMLP and Partners Holdings. Partners Holdings, on the one hand, and SMLP, on the other, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Contribution Agreement, subject to certain limitations and survival periods. Partners Holdings’ indemnity obligations related to the Bison Midstream system generally terminate on February 14, 2014; provided, however that certain of these indemnity obligations do not terminate until June 4, 2014.

The Bison Midstream system was placed into service in 2011, and provides a takeaway solution for associated natural gas production in the Bakken Shale Play. Bison Midstream currently serves seven customers, and is in the process of expanding throughput capacity from 19 MMcf/d to 30 MMcf/d to accommodate growing volumes from its customers.  The expansion is estimated to be completed by the end of 2013. As of March 31, 2013, the Bison Midstream system consisted of approximately 271 miles of pipeline and 5,950 horsepower of compression across six compressor stations. The Bison Midstream system provides gathering, compression and dehydration services pursuant to long-term, primarily fee-based gathering agreements. The gathering agreements include long-term acreage dedications that cover approximately 676,480 acres in the aggregate. As of March 31, 2013, the gas gathering agreements contain remaining minimum volume commitments totaling 31 Bcf with remaining terms that range from three years to seven years.

Natural gas gathered on the Bison Midstream system is compressed, dehydrated and delivered to the Aux Sable Palermo Plant for conditioning and subsequently discharged to downstream pipelines that deliver the gas for further processing in the Chicago area. For the three months ended March 31, 2013, the Bison Midstream system gathered an average of approximately 16 MMcf/d from seven producers. For the three months ended March 31, 2013, on a pro forma basis, SMLP generated $36.7 million of adjusted EBITDA. For the year ended December 31, 2012, on a pro forma basis, SMLP generated $119.1 million of adjusted EBITDA. For a definition of adjusted EBITDA and a reconciliation of adjusted EBITDA to its most directly comparable financial measures calculated in accordance with GAAP, please see Exhibit 99.1, which is filed as an exhibit to this current report on Form 8-K and is incorporated by reference herein.

As described in Item 2.01 below, SMLP closed the Bison Acquisition on June 4, 2013. Immediately prior to the closing of the Bison Acquisition, Partners Holdings owned a 72% limited partner interest in SMLP and a 100% ownership interest in Summit Midstream GP, LLC, the general partner of SMLP (the “General Partner”). Terms of the Bison Acquisition were unanimously approved by the Board of Directors (the “Board”) of the General Partner, and by the Board’s Conflicts Committee, which consists entirely of independent directors.

The description of the Contribution Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Contribution Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing the Bison Acquisition is attached as Exhibit 99.2 and is incorporated herein by reference.

Mountaineer Midstream Purchase and Sale Agreement

On June 4, 2013, SMLP entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with MarkWest Liberty Midstream & Resources, L.L.C., an affiliate of MarkWest Energy Partners, LP (“MarkWest”), pursuant to which SMLP acquired (the “Mountaineer Acquisition”) certain natural gas gathering assets that serve exploration and production customers in the Marcellus Shale Play in Doddridge County, West Virginia (the “Mountaineer Midstream system”). The total purchase price for the Mountaineer Midstream system will be $210 million. SMLP expects to fund the Mountaineer Acquisition with (i) borrowings of $110 million under the Credit Facility (as defined below) and (ii) approximately $100 million in proceeds from 3,107,698 common units that will be sold to Summit Midstream Partners Holdings, LLC and 63,422 general partner units that will be sold to the General Partner in connection with the closing of the Mountaineer Acquisition. The common units and the general partner units to be issued to Summit Midstream Holdings, LLC and the General Partner, respectively, were valued based on the volume weighted daily average price of SMLP’s common units for the five trading days prior to entry into the Unit Purchase Agreement (as defined below).

The Mountaineer Midstream system provides gas gathering and compression services pursuant to a long-term, fee-based agreement with Antero Resources LLC as the anchor customer. The Mountaineer Midstream system consists of four high pressure pipelines totaling approximately 40 miles and two compressor stations with approximately 21,000 horsepower of compression. The system can deliver up to 550 MMcf/d of natural gas into MarkWest’s Sherwood processing complex.

The Purchase Agreement generally contains customary representations, warranties and covenants of SMLP and MarkWest. MarkWest, on the one hand, and SMLP, on the other, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Purchase Agreement, subject to customary limitations and survival periods. MarkWest also has agreed to indemnify SMLP for certain specified retained liabilities. In connection with the Mountaineer Acquisition, SMLP and its affiliates, on the one hand, and MarkWest and its affiliates, on the other, have agreed to certain business restrictions with respect to gathering and processing natural gas produced in Doddridge County, West Virginia.

The Mountaineer Acquisition is expected to close on or before June 30, 2013. There can be no assurance that the Mountaineer Acquisition will close in the anticipated time frame or at all.

A copy of the press release announcing the entry into the Purchase Agreement is attached as Exhibit 99.2 and is incorporated herein by reference.

Accordion Exercise

On June 4, 2013, Summit Midstream Holdings, LLC, a direct, wholly owned subsidiary of SMLP (“Summit Holdings”), exercised its option to increase the available commitments under its Amended and Restated Credit Agreement, dated as of May 7, 2012 (as amended, the “Credit Facility”), among Summit Holdings, as borrower, The Royal Bank of Scotland plc, as administrative agent (the “Agent”), and the lenders from time to time party thereto (the “Lenders”), and entered into that certain Increase Joinder (the “Joinder Agreement”) among Summit Holdings, the Agent and the Lenders party thereto, pursuant to which Summit Holdings received additional commitments of $50 million to the $550 million senior secured revolving credit facility that matures in May 2016, resulting in aggregate commitments of $600 million after giving effect to the Joinder Agreement.

A copy of the Joinder Agreement is attached hereto as exhibit 10.2.

Unit Purchase Agreement

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K related to the Unit Purchase Agreement is incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Bison Acquisition

On June 4, 2013, SMLP closed its acquisition of Bison Midstream.  SMLP acquired Bison Midstream from Partners Holdings for aggregate consideration of $250 million, which consisted of $200 million of borrowings under the Credit Facility, 1,553,849 common units issued to Partners Holdings and 31,711 general partner units issued to the General Partner. The common units that were issued as partial consideration for the Bison Acquisition had an aggregate value at the time of closing of $50 million, based on the volume weighted daily average price of the common units for the five trading days prior to closing.

To the extent required by Item 2.01 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K relating to the Bison Acquisition is incorporated by reference in this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 under “Accordion Exercise” is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

On June 4, 2013, SMLP issued 1,553,849 common units to Partners Holdings pursuant to the Contribution Agreement as partial consideration for the Bison Assets. The common units were issued in reliance upon an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”)

pursuant to Section 4(2) thereof. Pursuant to the terms of the Contribution Agreement, SMLP also issued 31,711 general partner units to the General Partner for approximately $1 million in order for the General Partner to maintain its 2% interest.

On June 4, 2013, SMLP entered into a Unit Purchase Agreement with Partners Holdings and the General Partner (the “Unit Purchase Agreement”) whereby SMLP agreed to sell 3,107,698 common units to Partners Holdings contemporaneously with the closing of the Mountaineer Acquisition. Pursuant to the terms of the Unit Purchase Agreement, SMLP will also issue 63,422 general partner units to the General Partner for approximately $2 million in order for the General Partner to maintain its 2% interest. The issuance of the common units and the general partner units pursuant to the Unit Purchase Agreement are conditioned upon the closing of the Mountaineer Acquisition. The common units and the general partner units will be issued in reliance upon an exemption from the registration requirements under the Securities Act pursuant to Section 4(2) thereof.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 2.01 of this Form 8-K relating to the issuance of SMLP’s common units and general partner units is incorporated by reference in this Item 3.02. The description of the Contribution Agreement can be found in this report on Form 8-K and is incorporated in this Item 3.02 by reference. The Unit Purchase Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 4, 2013, SMLP issued a press release announcing the completion of the Bison Acquisition and the entry into the Purchase Agreement and the Unit Purchase Agreement. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited carve-out financial statements of Bison Gas Gathering System of Bear Tracker Energy, LLC (subsequently acquired by Bison Midstream, LLC) as of and for the fiscal year ended December 31, 2012 and the related notes thereto, together with the report of Anton Collins Mitchell LLP, independent auditors, concerning those statements and related notes is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

The unaudited carve-out financial statements of Bison Midstream as of March 31, 2013 and for the periods from January 1, 2013 to February 15, 2013 and February 16, 2013 to March 31, 2013 and the three months ended March 31, 2012 and the related notes thereto, is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information of SMLP to give effect to the Bison Acquisition is filed herewith as Exhibit 99.5 and incorporated herein by reference:

•      Introduction

•      Unaudited pro forma condensed combined balance sheet as of March 31, 2013;

•      Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012; and

•      Notes to unaudited pro forma condensed combined financial statements.

(d) Exhibits.

Exhibit	Description

10.1	Contribution Agreement, dated as of June 4, 2013, by and among Summit Midstream Partners, LP, Summit Midstream Partners Holdings, LLC and Bison Midstream, LLC

10.2	Joinder Agreement, dated as of June 4, 2013, by and among Summit Midstream Holdings, LLC, The Royal Bank of Scotland plc, as Administrative Agent, and the lenders party thereto

10.3	Unit Purchase Agreement, dated as of June 4, 2013, by and between, Summit Midstream Partners, LP and Summit Midstream Partners Holdings, LLC

23.1	Consent of Anton Collins Mitchell LLP

99.1	Reconciliation of Adjusted EBITDA

99.2	Press release of Summit Midstream Partners, LP, dated as of June 4, 2013

99.3	Bison Gas Gathering System of Bear Tracker Energy, LLC (subsequently acquired by Bison Midstream, LLC) Audited Carve-Out Financial Statements as of and for the year ended December 31, 2012

99.4

Bison Midstream, LLC Unaudited Carve-Out Financial Statements as of March 31, 2013 and for the periods from January 1, 2013 to February 15, 2013 and February 16, 2013 to March 31, 2013 and the three months ended March 31, 2012

99.5	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2013 and for the three months ended March 31, 2013 and for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: June 5, 2013	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Contribution Agreement, dated as of June 4, 2013, by and among Summit Midstream Partners, LP, Summit Midstream Partners Holdings, LLC and Bison Midstream, LLC

10.2	Joinder Agreement, dated as of June 4, 2013, by and among Summit Midstream Holdings, LLC, The Royal Bank of Scotland plc, as Administrative Agent, and the lenders party thereto

10.3	Unit Purchase Agreement, dated as of June 4, 2013, by and between, Summit Midstream Partners, LP and Summit Midstream Partners Holdings, LLC

23.1	Consent of Anton Collins Mitchell LLP

99.1	Reconciliation of Adjusted EBITDA

99.2	Press release of Summit Midstream Partners, LP, dated as of June 4, 2013

99.3	Bison Gas Gathering System of Bear Tracker Energy, LLC (subsequently acquired by Bison Midstream, LLC) Audited Carve-Out Financial Statements as of and for the year ended December 31, 2012

99.4

Bison Midstream, LLC Unaudited Carve-Out Financial Statements as of March 31, 2013 and for the periods from January 1, 2013 to February 15, 2013 and February 16, 2013 to March 31, 2013 and the three months ended March 31, 2012

99.5	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2013 and for the three months ended March 31, 2013 and for the year ended December 31, 2012